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                           TALBERT MEDICAL GROUP, INC.
                         PHYSICIAN EMPLOYMENT AGREEMENT



THIS AGREEMENT ("Agreement") is effective January 1, 1996, by and between ________________________________________, hereinafter referred to as "Physician"
and Talbert Medical Group, Inc., hereinafter referred to as "Medical Group".

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   I.   EMPLOYMENT

Medical Group employs the Physician and Physician accepts employment on the terms and conditions set forth in this Agreement.

The Physician shall observe and abide by all Medical Group policies and procedures such as, but not limited to, those that relate to coverage, patient care, scheduling and professional group activities.


                                   II.  TERM

The initial term of employment shall commence on January 1, 1996, and terminate on ____________________. This Agreement shall then automatically renew under the same terms and conditions for a one (1) year term, with the exception that the base salary shall be renegotiated. The initial and renewal terms of this Agreement may be terminated on an earlier date, as set forth in Section V.
After the one year automatic renewal, this Agreement shall not automatically renew and any further renewals must be agreed to by both Medical Group and Physician and documented by either an executed amendment to this Agreement or by the execution of a new agreement.


                                   III. COMPENSATION

A. A base salary of $______________ per month shall be paid to the Physician for all professional and administrative services performed during the initial term of this Agreement. Any stipend will be paid in accordance with the Medical Group's policies and procedures. The base salary shall be renegotiated between the Physician and the Medical Group for the one (1) year automatic renewal term and any succeeding terms.

B. Payment shall be made in accordance with the Medical Group payroll policy which is incorporated by reference herein. Payment for any services that are not part of this Agreement provided by the Physician pursuant to an Medical Group request and subject to Medical Group policy, will be paid in accordance with the Medical Group payroll policy.

C. The Physician will receive indirect benefits, which includes professional liability ("malpractice") insurance, as set forth in the "Schedule of Benefits" which is attached hereto as Attachment A and incorporated herein. Indirect benefits are subject to change.


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D.   If the Physician requests, and the Medical Group approves in writing, a less than full-time work schedule, or if Medical Group, in its sole discretion, determines the need for the Physician's work is less than full time, Physician shall then be considered a regular part-time employee and all compensation and benefits as described herein, shall be prorated according to current Medical Group policies and procedures which are incorporated by reference herein.

E. Any incentive or additional compensation for which the Physician may be eligible shall be determined in accordance with the applicable Medical Group physician incentive programs.

F. The Physician understands and agrees that the compensation and payments made by Medical Group as set forth in this Agreement will be the total compensation due and owing and will be considered payment in full for all services performed by the Physician for Medical Group.


                                   IV.  DUTIES

A. The Physician is employed as a/an __________________________, licensed to practice in the State. The Physician will work according to the Medical Group's assigned department or other work location schedule, patient service and assignment policies, in compliance with the terms and conditions of any contracts Medical Group has entered into (including management service agreements) and in accordance with the hours of work assigned by Medical Group. This schedule shall provide for hospital, clinic duties, home health services and administrative tasks, when applicable. The schedule may require the Physician to be available for call back duties, telephone requests for consultation and other assigned duties. The Physician understands that the professional services required by Medical Group and for which the Physician is employed are of such a nature that the Physician's time rendering patient care may vary from time to time and that schedules may be changed to better meet the needs of the professional staff and to provide quality professional care to all patients of Medical Group. The Physician agrees that he/she will render care to all patients of Medical Group, under the terms of this Agreement and will not make any separate or independent charge for this care.

     The Physician understands and agrees this employment requires a full commitment of the Physician's professional services to Medical Group for the term of this Agreement. The Physician agrees that if on his/her non Medical Group working time, he/she elects to provide health care services outside Medical Group, this will not interfere with departmental, hospital or medical center obligations or other duties within Medical Group and these services will not compete with Medical Group. The Physician will immediately cease any such services or activities if so requested by Medical Group.

B. The Physician shall adhere to the professional and ethical responsibilities of a physician and the professional and committee responsibilities, as well as the policies and procedures, of the Medical Group and those required in the hospitals at which Physician practices, when applicable. This includes, but is not limited to, participation in quality assessment/management, grievance procedures, peer review, risk management and utilization management activities (including prior authorization requirements), referral activities, committees and attending and complying with all Medical Group credentialing and risk management programs. In addition, Physician shall cooperate and participate in any reviews, accreditation surveys, audits or the like, as required by the Medical Group.


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C.   The Physician agrees that prior to the execution of this Agreement, he/she will furnish Medical Group with a copy of his/her current narcotic license and license to practice medicine in the State and any certificates, diplomas or other documents which may be required by Medical Group. The Physician shall keep these licenses and other applicable documents current and in full force and will notify Medical Group within twenty-four (24) hours if any of these licenses, certificates, diplomas or other applicable documents are revoked, revised or limited. In addition, as part of the Physician's duties, the Physician must obtain and maintain the necessary privileges at hospitals designated by Medical Group and will so advise the Medical Group within twenty-four (24) hours if these privileges are revoked, revised or limited.

D. Both Medical Group and the Physician acknowledge and agree that the Physician shall have the sole and exclusive right to prescribe for, diagnose and treat patients within the limits of his/her license, while practicing at or from Medical Group offices or practice sites or for Medical Group and that he/she will observe all Medical Group policies and procedures including, but not limited to, those relating to charges, office hours and administrative procedures.

E. The Physician agrees to obtain at least the minimum number of hours of approved continuing education per year as required for the maintenance of his/her applicable State license.


                          V.  TERMINATION OF AGREEMENT

A. In the event Medical Group and the Physician mutually agree in writing to the termination of this Agreement, no damages, payments or other sums will be owed by one to the other as a result of the termination, unless otherwise agreed to in writing by both parties.

B. This Agreement may be unilaterally terminated by either Medical Group or the Physician without cause upon sixty (60) days written notice or by the terminating party paying an amount equal to two (2) months of Physician's base salary in lieu of giving the sixty (60) days notice. This payment shall be considered liquidated damages and not a penalty for, but not limited to, any and all inconvenience, expenses incurred for credentialing, licensing, orientation or loss of service or notice which may result. Medical Group reserves the right and the Physician understands and agrees Medical Group may unilaterally terminate this Agreement as set forth in this paragraph if the Physician is or has been repeatedly named in multiple lawsuits that Medical Group believes, in its absolute and sole discretion, to be excessive. In addition, if the Physician terminates the Agreement, the Physician shall repay to Medical Group any vacation time taken but not yet earned as well as any sums paid by Medical Group for the Physician's postgraduate training and time. Medical Group will pay the Physician for any earned but not used vacation time. No other monies are payable in the event of a unilateral termination.

C. Medical Group may terminate this Agreement for cause by giving one (1) week's notice or by paying one (1) week's salary in lieu of notice. Notice of termination, if not personally given, will be presumed received by the Physician within three (3) days after mailing the notice to the Physician's residence. For the purpose of this Agreement, "cause" shall include, but not be limited to, the following:

           1.  Abuse of a controlled substance.
           2.  Falsification of the application for employment.


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         3.    Any physical or emotional disability, including alcoholism, which prohibits Physician from performing essential job functions notwithstanding reasonable accommodations.
         4.    Conviction of a felony.
         5.    Conviction of a misdemeanor which involves moral turpitude.
         6.    Professional incompetency.
         7.    Non-performance of professional and/or administrative duties.
         8. Repeated incomplete, inadequate and/or substandard medical charting.
         9. Failure to comply with Medical Group policies and procedures, including, but not limited to, quality assurance and utilization review procedures.
        10.    Unprofessional conduct, as determined by Medical Group.
        11. Loss or suspension of the license, certificates or other criteria required to perform the services set forth in this Agreement.
        12.    Failure to maintain current clinical or surgical privileges in a hospital if the privileges are required by Medical Group.
        13.    Failure to maintain malpractice or general liability insurance, if required by Medical Group.

     A termination "for cause" for a medical disciplinary cause or reason shall entitle the Physician to request the Medical Group Judicial Review Hearing Plan, which is incorporated by reference herein. Once the Physician has requested this hearing, it shall then be the sole remedy for the Physician and he/she is not entitled to any other hearing or relief on this issue.

D. In the event the Physician requests a hearing under paragraph C. above and the Medical Group Board of Directors reverses the termination for cause decision and recommends the Physician not be terminated, the Physician shall not be terminated.


                          VI.   COVENANT NOT TO COMPETE

A. PROVISION OF MEDICAL CARE. During the term of this Agreement and for a period of one (1) year following the termination of this Agreement, or if the Physician ceases to be employed by Medical Group, Physician shall not, directly or indirectly, practice medicine within a three (3) mile radius of the Physician's Medical Group office or practice site at which he/she practiced prior to the termination or leaving the employ of Medical Group. The parties agree that the duration, area and scope of activities restricted hereunder are reasonable and necessary to protect Medical Group's legitimate business interests. In the event that a court or arbitrator shall determine that this covenant is unenforceable because of its area, duration or prohibited scope of activities, this covenant shall be construed, in a manner consistent with applicable law, to provide the maximum restriction on the post termination/employment activities of Physician.


B.   SOLICITATION.  During the term of this Agreement and for a period of one
     (1) year following the termination of this Agreement, or if the Physician ceases to be employed by the Medical Group, Physician shall not solicit any patient of the Physician's Medical Group office or practice site at which he/she practiced prior to the termination or leaving the employ of Medical Group for the purpose of treating such patient at a medical facility which is within a three (3) mile radius of this office or practice site. The parties agree that the duration, area and scope of activities restricted


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     hereunder are reasonable and necessary to protect Medical Group's legitimate business interests. The parties further agree if any court or arbitrator determines that this provision or any portion of this provision is unenforceable because of the duration, area or scope of activities restricted hereunder, such court or arbitrator shall have the power to reduce such duration, area or scope to the maximum allowed by applicable law and, in its reduced form, such provisions shall then be enforced and Physician shall abide by such provision as altered.


                          VII.  MISCELLANEOUS COVENANTS

A. This Agreement constitutes the entire Agreement between the parties and supersedes all prior agreements. No changes in the Agreement will be valid unless made in writing and signed by both parties.

B. This Agreement shall be binding upon both parties and upon their respective executors, administrators, successors and assigns.

C. This Agreement shall be governed by and construed in accordance with all applicable state ("State") and federal laws. "State" is defined to be the state in which the Physician is practicing on behalf of the Medical Group.

D. Notwithstanding any other provision in this Agreement, this Agreement is contingent upon the Physician having submitted and Medical Group having reviewed and found satisfactory, all referencing, credentialing and other materials required by Medical Group in determining the Physician's qualifications for employment by Medical Group.

E. Physician agrees to render the services contemplated herein without regard to race, age, sex, religion, creed, color, national origin, ancestry or sexual orientation of any patient.

F. The terms of this Agreement and in particular the provisions regarding compensation, are confidential and shall not be disclosed except as necessary for the performance of this Agreement or as required by law.

G. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to payment by the other party of reasonable attorneys' fees, costs and necessary disbursement and expenses in addition to any other relief to which such party may be entitled.

H. The Physician understands and agrees this is not an exclusive agreement as to the Medical Group in that Medical Group may contract with others to serve in the same capacity as the Physician.

I. The waiver by either party of a failure to perform as set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other provision in this Agreement.


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J.   If any provision of this Agreement is deemed to be invalid or unenforceable by a court of competent jurisdiction or in arbitration, the same shall be deemed severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of the Agreement.

K. This Agreement may not be assigned by the Physician without the written consent of Medical Group.

L. As part of the consideration for Medical Group to enter into this Agreement, Physician agrees that he/she shall not use, or divulge to anyone, Medical Group's or Talbert Medical Management Corporation's proprietary information (including but not limited to copyright, service marks, trademark rights and interests in the logos, systems, software, forms, form contracts, policy manuals, marketing public relations materials and trade secrets). A trade secret means information, including but not limited to programs, methods, techniques and processes, that has independent economic value from not being generally known to either the public or to other persons who can obtain economic value from its disclosure or use. Examples of Medical Group trade secrets include, but are not limited to, actual and potential patient lists, compiled information concerning its patients, key provider agreements, billing rates, and operations manuals. This paragraph shall not be applicable to information that is already in the public domain or that has been made available to the public by Medical Group or Talbert Medical Management Corporation.

M. The Physician acknowledges the Medical Group will be contracting with third party payors, insurers and other similar entities in regard to the provision of medical services to be rendered by the Physician, and that the Medical Group and such entities will engage in credentialing activities concerning the Physicians with whom they have contracted. Understanding this, the Physician hereby authorizes the Medical Group and any third party payor, insurer or similar entity with whom the Medical Group will contract for the provision of medical services, to consult with and obtain from, any and all individuals and organizations who can provide information concerning the Physician's professional liability coverage and claims, information on the Physician's professional competence, ability to perform services and procedures, character, ethical qualifications and ability to work cooperatively with others, and the Physician releases from liability those individuals and organizations who have provided and used this information.

N. Physician understands some payors and entities with whom Medical Group will contract require proof of a signed contract between Medical Group and Physician. Therefore, Physician agrees Medical Group may provide a copy of this Agreement's signature page to such payors and other entities as proof of its contractual relationship with Physician.

O. The Physician's failure to execute this Agreement within seven (7) days after receipt renders the offer of employment by Medical Group void and non-binding upon Medical Group.

This Agreement shall not be binding until executed by a person authorized to do so by Medical Group and an executed copy thereof is delivered to the Physician.


                                   PRESIDENT
PHYSICIAN                          MEDICAL GROUP


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BY:                                     BY:
   --------------------------------             --------------------------------


DATE:                                   DATE:
     ------------------------------          ------------------------------


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                                   ADDENDUM TO
                           TALBERT MEDICAL GROUP, INC.
                         PHYSICIAN EMPLOYMENT AGREEMENT




This Addendum is to the above referenced Agreement dated ______________, 19__, between Talbert Medical Group, Inc. and Physician.


          If the Physician is a specialist and does not have Medical Group assigned patients and must have practice sites in close proximity to hospitals (as determined by the Medical Group), Section VI. Covenant Not to Compete, shall not be enforced. Should the Physician cease practicing as a specialist or if the Medical Group determines the Physician's practice site requirements have changed, Section
          VI. shall then be enforced.




PHYSICIAN:                         PRESIDENT:
                                   MEDICAL GROUP:



_________________________________  ___________________________________
Name (Please Print)                Name (Please Print)



_________________________________  ___________________________________
Signature                          Signature

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                                   ADDENDUM TO
                           TALBERT MEDICAL GROUP, INC.
                         PHYSICIAN EMPLOYMENT AGREEMENT



This Addendum is to the above referenced Agreement dated ______________, 19__, between Talbert Medical Group, Inc. and Physician.


          For the Physician who is practicing at the Parkway, Davis or Ogden Medical Group Center at the time of his/her ceasing to be employed by the Medical Group or at the time of the termination of this Agreement, the following modification shall apply:

               In Section VI. Covenant Not To Compete, Paragraphs
               A. PROVISION OF MEDICAL CARE and B. SOLICITATION are modified by deleting the word "three" and the number "3" in the first sentence in each Paragraph and replacing them with the word "two" and number "2", respectively.



PHYSICIAN:                         PRESIDENT:
                                   MEDICAL GROUP:



_________________________________  ___________________________________
Name (Please Print)                Name (Please Print)



_________________________________  ___________________________________
Signature                          Signature